UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

MARCH 4, 2022

_______________________________

EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa, Oklahoma   74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001(1)	EP	NYSE American

(1)      Effective March 8, 2022, the registrant’s common stock commenced trading on the NYSE American under the symbol “EP.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On March 8, 2022, Empire Petroleum Corporation (the “Company,” “we,” “our” or “us”) issued Series A Voting Preferred Stock to Phil Mulacek as further described in Item 5.03 below.

The offer and sale related to the Series A Voting Preferred Stock were not registered under the Securities Act of 1933, as amended, in reliance upon the exemption from the registration requirements of that Act provided by Section 4(a)(2) thereof and Regulation D promulgated by the Securities and Exchange Commission thereunder. The investor described above is a sophisticated accredited investor with the experience and expertise to evaluate the merits and risks of an investment in the Company’s securities and the financial means to bear the risks of such an investment.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below in Item 5.03 and under the caption “Description of Capital Stock” in Item 8.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

As further described below in Item 5.03 and under the caption “Description of Capital Stock” in Item 8.01, the issuance of the Series A Voting Preferred Stock on March 8, 2022 has transferred effective control of our board of directors to the holders of the Series A Voting Preferred Stock for so long as the voting rights of the Series A Voting Preferred Stock remain in effect.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2021, the Board of Directors of the Company (the “Board”) recommended that the stockholders of the Company approve an amendment and restatement of the Company’s Certificate of Incorporation, as amended (the “Certificate”), to (a) implement a one for four reverse stock split such that every holder of the shares of the Company’s common stock, $0.001 par value (the “Common Stock”), shall receive one share of Common Stock for every four shares of Common Stock held (the “Reverse Split’), (b) authorize the issuance of blank check preferred stock (the “Preferred Stock”) by the Board within certain limitations, (c) remove the requirement in the Certificate that only the stockholders may adopt a bylaw that adjusts the number of directors, to permit the Board itself to adjust the number of directors within the requirements of the amended and restated Certificate, and (d) implement supermajority stockholder approval requirements for certain corporate actions (the Certificate as so amended and restated, the “Amendment and Restatement”).

Also on August 27, 2021, the Board approved amended and restated bylaws of the Company to become effective immediately after the filing of the Amendment and Restatement (the “Amended and Restated Bylaws”).

As partial consideration for a strategic investment in the Company by Energy Evolution (Master Fund), Ltd. (the “Fund”), the Board announced that it intends to issue six shares of Preferred Stock (the “Series A Voting Preferred Stock”) with the exclusive right to vote for election of three Directors (the “Series A Directors”), and to issue the Series A Voting Preferred Stock to Phil Mulacek, one of the principals of the Fund, as the Fund’s designee, pursuant to a Certificate of Designation of Series A Voting Preferred Stock (the “Certificate of Designation”).

On August 31, 2021, certain stockholders of the Company approved the Amendment and Restatement. For more information regarding such stockholder approval, the Amendment and Restatement, the Reverse Split, the Preferred Stock, the Series A Voting Preferred Stock, and the Certificate of Designation, see the Company’s Definitive Information Statement on Schedule 14C filed on September 10, 2021.

On March 4, 2022, the Company filed the Amendment and Restatement with the Secretary of State of the State of Delaware. The Reverse Split beaome effective as of 6:00 p.m., Eastern time, on March 7, 2022.

On March 8, 2022, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware and immediately thereafter the Company issued the Series A Voting Preferred Stock to Phil Mulacek.

On March 8, 2022, the Amended and Restated Bylaws became effective. Below is a summary of certain provisions of the Amended and Restated Bylaws.

Article II, Section 4

Special meetings of the stockholders may be called by either a Co-Chairman, the President or the Board, or by the Secretary following written requests from stockholders of record who own at least 20 percent of the voting power of the outstanding shares of the Company.

Article II, Section 9

For business to be properly brought before an annual meeting by a stockholder, the proposing stockholder must deliver timely written notice to the Secretary within certain defined timeframes.

Article II, Section 10

In connection with the nomination of any person for election to the Board, a proposing stockholder must provide certain enumerated information about and from the nominee as well as certain enumerated information about the proposing stockholder.

Article II, Section 15

Certain actions must be approved by the stockholders holding 80 percent of the issued and outstanding Common Stock and Preferred Stock with voting rights, if any, voting together as a single class, including certain enumerated fundamental transactions and any transaction intended to transfer or encumber the assets or any equity of the Company’s wholly owned subsidiary, Green Tree New Mexico, LLC.

Article III, Section 3

Each stockholder shall be entitled to one vote for each share of Common Stock held by such stockholder for all matters on which Common Stock shall be authorized to vote. Voting by any Preferred Stock shall be in accordance with the terms of the applicable certificate of designation relating to the issuance of such Preferred Stock.

Article III, Section 4

The election of directors shall be decided by a plurality of the votes cast at a meeting of the stockholders. For so long as the Series A Voting Preferred Stock is outstanding, three Series A Directors of the six directors of the Board shall be elected exclusively by the holders of the Series A Voting Preferred Stock. The other three directors (each a “Common Director” and collectively the “Common Directors”) shall be elected by the holders of the Common Stock together with any Preferred Stock that is granted the right to vote on Common Directors voting as a single class. If the Series A Voting Preferred Stock is not outstanding, then the six directors on the Board shall all be designated Common Directors.

Article III, Section 8

The meetings of the stockholders shall be run by the Co-Chairmen (as defined below). The Common Co-Chairman (as defined below) shall have lead focus regarding any nominations or audits of the Corporation and the Series A Co-Chairman (as defined below) shall have lead focus regarding operations of the Corporation.

Article IV, Section 1

The Board shall consist of six directors. The Board shall annually elect two of its members to serve as co-chairs of the Board (each a “Co-Chairman”). One Co-Chair of the Board shall be elected by and from the Common Directors (the “Common Co-Chairman”) and the other Co-Chairman shall be elected from the Series A Directors (the “Series A Co-Chairman”).

Article V, Section 4

A majority of the Board entitled to vote on an issue shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting and entitled to vote at which a quorum is present shall be the act of the Board. In the case of any tie vote or deadlock of the Board, and/or the Common Co-Chairman and Series A Co-Chairman, the Series A Co-Chairman shall have the deciding, tiebreaking vote.

A copy of each of the Amendment and Restatement, the Certificate of Designation and the Amended and Restated Bylaws is filed herewith and is incorporated by reference into this Item 5.03 as though fully set forth herein. The foregoing descriptions of the Amendment and Restatement, the Certificate of Designation and the Amended and Restated Bylaws are qualified in their entirety by reference to the full text of such documents.

Item 8.01	Other Events.

(a)	Description of Capital Stock

As a result of the effectiveness of the Amendment and Restatement, the Amended and Restated Bylaws, the Certificate of Designation and the Reverse Split, we are providing the following updated description of our capital stock. The following summary does not purport to be complete and is qualified in its entirety by reference to our Amended and Restated Certificate of Incorporation (the “certificate of incorporation”), our Certificate of Designation of Series A Voting Preferred Stock (the “certificate of designation”) and our Amended and Restated Bylaws (the “bylaws”), which are filed with this Current Report on Form 8-K, and applicable Delaware law.

General

The total number of shares of all classes of stock that we have authority to issue is 200,000,000, consisting of (a) 190,000,000 shares of common stock, par value $0.001 per share (the “common stock”), and (b) 10,000,000 shares of preferred stock, par value $0.001 per share (“preferred stock”).

Common Stock

Our outstanding shares of common stock are fully paid and nonassessable.

Voting Rights

The holders of shares of common stock are entitled to one vote per share on all matters to be voted on by the holders of common stock, including the election of directors. Holders of common stock do not have cumulative voting rights with respect to the election of directors or as to any other matter to be voted upon by the holders of common stock. Our bylaws may be amended by:

•	our board of directors without the vote or consent of the holders of our common stock; or

•	by vote or consent of the holders of at least 65 percent of our issued and outstanding common stock and any voting preferred stock (other than our Series A Voting Preferred Stock), voting as a single class.

Dividend and Liquidation Rights

Subject to the rights of any then-outstanding shares of our preferred stock, holders of common stock are entitled to receive ratably such dividends as may be declared by our board of directors in its discretion from funds legally available. In the event of our liquidation, dissolution, or winding up, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to any preferential liquidation rights of any preferred stock that at the time may be outstanding. Our credit agreement limits the amount of cash dividends that we can pay on our common stock.

No Preemptive, Conversion or Redemption Rights

The holders of our common stock have no preemptive, subscription, conversion or redemption rights, and are not subject to further calls or assessments by us. There are no sinking fund provisions applicable to our common stock.

Listing

Our common stock is listed on the NYSE American stock exchange under the symbol “EP.”

Preferred Stock

As of March 8, 2022, there were no outstanding shares of preferred stock other than the Series A Voting Preferred Stock. Our board of directors may, without further approval of the stockholders, issue preferred stock from time to time in one or more series and fix the dividend rates and rights, liquidation preferences, voting rights, conversion rights, rights and terms of redemption and other rights, preferences, privileges and restrictions as determined by the board of directors, subject to the limitations set forth below.

The specific matters that the board of directors may determine include the following:

•	the designation of each series;

•	the number of shares of each series;

•	any voting rights;

•	the rate of any dividends and the times at which, and the terms and conditions on which, such dividends will be paid;

•	whether any dividends will be cumulative or non-cumulative;

•	any redemption, repurchase, retirement and sinking fund rights, preferences and limitations;

•	the amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of our affairs;

•	rights and terms of any conversion or exchange; and

•	restrictions on the issuance of shares of the same series or any other series.

Notwithstanding the foregoing, the board of directors may not issue preferred stock that would do any of the following:

•	upon exercise of all accumulation, redemption, conversion and/or other rights or benefits of such preferred stock, result in the holders of all outstanding preferred stock, exclusive of holders of Series A Voting Preferred Stock, having more than 6 percent of the voting power on any issue that common stock has a right to vote (measured as of the time such preferred stock is issued) unless such issuance is approved by the stockholders holding 80 percent of our common stock (a “Common Supermajority Vote”); or

•	grant, without the approval by a Common Supermajority Vote, any rights, powers or privileges that if due or exercised (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights) would, cumulatively with all other issued preferred stock (after application of all rights of conversion, dividends, distributions, redemption, accumulation and/or other rights), result in the right of holders of all preferred stock to receive dividends or distributions in excess of 12 percent of our free cash flow to the firm for the preceding fiscal quarter; provided however, that if the issuance of such preferred stock was utilized to fund the acquisition of specific assets or development of a specific project, then the free cash flow to the firm generated by such asset(s) or project shall not be included in the calculation of maximum dividends and/or distributions to preferred stock.

Series A Voting Preferred Stock

As of March 8, 2022, we have six shares of Series A Voting Preferred Stock issued and outstanding. The Series A Voting Preferred Stock was issued in connection with the strategic investment in us by Energy Evolution (Master Fund), Ltd. (the “Fund”). For so long as the Series A Voting Preferred Stock is outstanding, our board of directors will consist of six directors. Three of the directors are designated as the Series A Directors and the three other directors (each, a “common director”) are elected by the holders of common stock and/or any preferred stock (other than the Series A Voting Preferred Stock) granted the right to vote on the common directors. Any Series A Director may be removed with or without cause but only by the affirmative vote of the holders of a majority of the Series A Voting Preferred Stock voting separately and as a single class. The holders of the Series A Voting Preferred Stock have the exclusive right, voting separately and as a single class, to vote on the election, removal and/or replacement of the Series A Directors. Holders of common stock or other preferred stock have no right to vote on the Series A Directors. The approval of the holders of the Series A Voting Preferred Stock, voting separately and as a single class, is required to authorize any resolution or other action to issue or modify the number, voting rights or any other rights, privileges, benefits or characteristics of the Series A Voting Preferred Stock, including without limitation, any action to modify the number, structure and/or composition of our current board of directors.

Our board of directors annually elects two of its members to serve as co-chairs of the board (each, a “Co-Chairman”). One Co-Chairman of the board is elected by and from the common directors and the other Co-Chairman is elected by and from the Series A Directors (the “Series A Co-Chairman”). In the case of any tie vote or deadlock of the board of directors, the Series A Co-Chairman has the deciding, tiebreaking vote.

The Series A Voting Preferred Stock is held by Phil Mulacek, one of the principals of the Fund, as the Fund’s designee (the “Initial Holder”). Mr. Mulacek is also the Series A Co-Chairman. The Series A Voting Preferred Stock may be transferred only to certain controlled affiliates of the Initial Holder (“Permitted Transferees”), and the voting rights of the Series A Voting Preferred Stock are contingent upon the Initial Holder and Permitted Transferees (collectively, the “Series A Holders”) holding together at least 3,000,000 shares of our outstanding common stock.

The Series A Voting Preferred Stock is not entitled to receive any dividends or distributions of cash or other property except in the event of any liquidation, dissolution or winding up of our affairs. In such event, before any amount is paid to the holders of our common stock but after any amount is paid to the holders of our senior securities, the holders of the Series A Voting Preferred Stock will be entitled to receive an amount per share equal to $1.00.

Except as discussed above or as otherwise set forth in the certificate of designation, the holders of the Series A Voting Preferred Stock have no voting rights.

The Series A Voting Preferred Stock is not redeemable at our election or the election of any holder, except we may elect to redeem the Series A Voting Preferred Stock for $1.00 per share following satisfaction of our notice and cure requirements in the event that:

•	any or all shares of Series A Voting Preferred Stock are held by anyone other than the Initial Holder or a Permitted Transferee; or

•	the Series A Holders together hold less than 3,000,000 shares of our outstanding common stock.

The Series A Voting Preferred Stock is not convertible into our common stock or any other security.

Anti-Takeover Effects of Delaware Law and Provisions of our Certificate of Incorporation and Bylaws

Delaware law and our certificate of incorporation and bylaws contain provisions that may deter or render more difficult proposals to acquire control of our company, including proposals a stockholder might consider to be in his, her or its best interest, impede or lengthen a change in membership of the board of directors and make removal of our management more difficult.

Delaware Business Combination Statute

The General Corporation Law of the State of Delaware (the “DGCL”) provides certain restrictions on business combinations involving interested parties. Under the DGCL, a corporation may not engage in a business combination with any holder of 15 percent or more of its capital stock unless the holder has held the stock for three years or, among other things, the board of directors has approved the transaction. Our board of directors could rely on this provision of the DGCL to prevent or delay an acquisition of us.

Advance Notice Provisions

Our bylaws contain advance notice requirements that our stockholders must meet before submitting proposals or director nominations to be considered at stockholder meetings. As more fully described in the bylaws, only such business may be conducted at a stockholder meeting as has been brought before the meeting by, or at the direction of, our board of directors or any committee thereof or by a stockholder who has given our Secretary timely written notice, in proper form, of the stockholder’s intention to bring that business before the meeting. In addition, only persons who are nominated by, or at the direction of, our board of directors or any committee thereof or who are nominated by a stockholder who has given timely written notice, in proper form, to our Secretary prior to a meeting at which directors are to be elected will be eligible for election to the board of directors.

To be timely, a stockholder’s notice regarding a proposal or director nomination to be brought before an annual meeting must be delivered to our Secretary:

•	not later than the close of business on the 90th day and not earlier than the close of business on the 120th day prior to the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is no more than 30 days in advance of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and

•	with respect to any other annual meeting, including in the event no annual meeting was held in the previous year, not later than the close of business on the later of the 90th day prior to the annual meeting and the 10th day following the day on which public disclosure is first given of the date of the annual meeting, and not earlier than the 120th day prior to the annual meeting.

If we call a special meeting of stockholders for the purpose of director elections, a stockholder’s notice of director nominations will be considered timely if the stockholder delivers the notice to our Secretary not later than the close of business on the later of the 90th day prior to the special meeting and the 10th day following the day on which public disclosure is first given of the date of the special meeting and of the nominees proposed by the board of directors, and not earlier than the close of business on the 120th day prior to the special meeting.

The bylaws also specify requirements as to the content of a stockholder’s notice.

In some instances, these provisions may preclude our stockholders from bringing proposals or making nominations for directors at stockholder meetings.

Removal of Directors

Our certificate of incorporation provides that any director may be removed with or without cause but only by the affirmative vote of the holders of the shares of the class or series of stock entitled to elect such director or directors voting separately and as a single class.

Action by Stockholders Without a Meeting

Our certificate of incorporation provides that, except as otherwise provided in the terms of any outstanding shares of our preferred stock, stockholders may only take action by written consent without a meeting of stockholders two times in any calendar year.

Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called at any time only by our board of directors, either Co-Chairman of the board of directors or the President or by our Secretary upon the request from stockholders of record who own, in the aggregate, at least 20 percent of the voting power of our outstanding shares entitled to vote on the matter or matters to be brought before the special meeting. The only business that may be conducted at a special meeting of stockholders is that business specified in the notice of meeting.

Issuance of Preferred Stock

Our certificate of incorporation authorizes a class of undesignated preferred stock consisting of 10,000,000 shares. Preferred stock may be issued from time to time in one or more series, and our board of directors, without further approval of the stockholders, is authorized to fix the rights, preferences, privileges and restrictions applicable to each series of preferred stock, subject to certain limitations as discussed above. The purpose of authorizing the board of directors to determine these rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power and the dividend and liquidation rights of the holders of our common stock and, under certain circumstances, make it more difficult for a third party to gain control of us.

Series A Voting Preferred Stock

As a result of the issuance the Series A Voting Preferred Stock, the Series A Holders have effective control of our board of directors for so long as the voting rights of the Series A Voting Preferred Stock remain in effect.

Supermajority Vote for Amendments to Our Certificate of Incorporation

Our certificate of incorporation provides that further amendments to the certificate of incorporation (other than to change our name or registered agent and office and except as otherwise expressly provided for in our certificate of incorporation) require majority approval of our entire board of directors and approval by the stockholders holding 80 percent of the common stock and preferred stock with applicable voting rights voting together as a single class. The holders of our common stock, however, are not entitled to vote on any modification or amendment of any certificate of designation if such certificate of designation grants or reserves that right to the holders of the preferred stock.

Certain Fundamental Transactions Require a Supermajority Stockholder Vote

Our bylaws provide that the following actions must be approved by the stockholders holding 80 percent of our outstanding common stock and preferred stock with applicable voting rights voting together as a single class:

•	a transaction in which any person becomes the beneficial owner of our securities representing 50 percent or more of the total voting power represented by our then outstanding voting securities;

•	a merger or consolidation in which we are a party and in which our equity holders before such merger or consolidation do not retain at least a majority of the beneficial interest in the voting equity interests of the entity that survives or results from such merger or consolidation;

•	a sale or disposition by us of all or substantially all of our assets, other than in the ordinary course of business; or

•	subject to certain exceptions as described in the bylaws, any transaction to sell, transfer, assign, pledge, collateralize, encumber and/or otherwise leverage the assets of or any portion of our equity ownership of Empire New Mexico LLC, d/b/a Green Tree New Mexico, LLC and Green Tree New Mexico.

Exclusive Forum

Our bylaws provide that unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for:

•	any derivative action or proceeding brought on our behalf;

•	any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder, employee or agent to us or our stockholders;

•	any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or our bylaws; or

•	any action asserting a claim governed by the internal affairs doctrine;

in each case, subject to the court having personal jurisdiction over the defendants. If any action the subject matter of which is within the scope of this exclusive forum provision is filed in a court other than a court located with the State of Delaware (a “foreign action”) in the name of any stockholder, such stockholder shall be deemed to have consented to:

•	the jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in such court to enforce this exclusive forum provision; and

•	having service of process made upon such stockholder in any such enforcement action by service upon such stockholder’s counsel in the foreign action as agent for such stockholder.

In addition, our bylaws provide that any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock is deemed to have notice of and consented to this exclusive forum provision. This exclusive forum provision is intended to apply to claims arising under Delaware state law and is not intended to apply to claims arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Transfer Agent and Registrar

Securities Transfer Corporation is transfer agent and registrar for our common stock.

(b)	Amendment to Registration Statements.

The Company currently has on file with the Securities and Exchange Commission (i) a Registration Statement on Form S-3 (No. 333-260570) that relates, in part, to the resale of shares of Common Stock that may be offered for sale from time to time by the selling stockholders named in the prospectus included as part of such registration statement, and (ii) a Registration Statement on Form S-8 (No. 333-261364) that registers shares of Common Stock to be issued to the Company’s employees, including officers, and non-employee directors under its equity incentive compensation plans.

This Current Report on Form 8-K is automatically incorporated by reference into each of the registration statements listed above, thereby amending each of them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the amount of undistributed shares of Common Stock deemed to be covered by such Registration Statement on Form S-8 and such Registration Statement on Form S-3 as it relates to the secondary offering are each proportionately reduced to give effect to the Reverse Split at the Reverse Split ratio of one for four.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Empire Petroleum Corporation.
3.2	Certificate of Designation of Series A Voting Preferred Stock of Empire Petroleum Corporation.
3.3	Amended and Restated Bylaws of Empire Petroleum Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: March 9, 2022	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President